CONDENSED CONSOLIDATED BALANCE SHEETS (USD $)	Sep. 30, 2011	Dec. 31, 2010
ASSETS
Cash	$ 130,554	$ 13,989
Prepaid expenses	6,600	2,082
TOTAL CURRENT ASSETS	137,154	16,071
COMPUTER EQUIPMENT AND WEBSITE COSTS, NET	23,652	25,283
OTHER ASSETS
Deposits	4,290
TOTAL OTHER ASSETS	4,290
TOTAL ASSETS	165,096	41,354
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	9,356	3,000
Accrued expenses	29,066
Deferred revenue	124	4,960
Note payable	2,000	15,000
TOTAL CURRENT LIABILITIES	40,546	22,960
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value, 5,000,000 shares authorized, 0 shares issued and outstanding, respectively
Common stock, $0.001 par value, 195,000,000 shares authorized, 44,646,539 and 20,582,076 shares issued and outstanding, respectively	44,645	20,580
Additional paid in capital	6,128,857	252,150
Accumulated deficit during development stage	(6,048,952)	(254,336)
TOTAL STOCKHOLDERS' EQUITY	124,550	18,394
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 165,096	$ 41,354